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                                 EXHIBIT 10.40

                          STANDARD FORM OF STORE LEASE
                    The Real Estate Board of New York, Inc.



     AGREEMENT OF LEASE, made as of this 4th day of March 1988, between CABLE BUILDING ASSOCIATES, having an office at c/o H.D. Carlisle Construction Corp., 58-47 Francis Lewis Boulevard, Bayside, New York 11364, party of the first part, hereinafter referred to as Owner, and HOUSTON CINEMA, INC., a New York corporation, having an office at c/o Angelika Films, 1974 Broadway, New York, New York 10023, party of the second part, hereinafter referred to as Tenant.

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner certain premises located on the ground floor and basement levels, substantially as shown by outlining on the floor plans annexed hereto and made a part hereof as Exhibit "A" in the building known as 611 Broadway (the "Building" or "building") in the Borough of Manhattan, City of New York, for the term set forth in Article 40 of the Rider annexed hereto and made a part hereof, at an annual rental rate as set forth on Schedule "A" annexed hereto and made a part hereof (hereinafter referred to as "Fixed Rent") and additional charges (hereinafter referred to as "Additional Charges") consisting of all other sums of money as shall become due from and payable by Tenant to Owner hereunder which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:

     1.  Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:

     2. Tenant shall use and occupy demised premises in accordance with Article 41 of the Rider annexed hereto and made a
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part hereof and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

Alterations:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and the revisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and upon completion certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may reasonable require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have done for, or materials furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty (30) days after notice thereof at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any
time, either by Tenant or by Owner in Tenant's            , shall, upon
installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. Notwithstanding the foregoing, Tenant shall have the right to remove built-in movie theatre seats from the premises prior to the date fixed as the termination of this lease. Should Tenant fail to remove such seats as aforesaid, same shall become the property of Owner and shall remain upon and be surrendered with the demised premises. Nothing in this article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at his expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after
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Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner at Tenant's expense.

Repairs:

     4. Owner shall maintain and repair the public portions of the building, both exterior and interior (i being acknowledged that the public portions of the building include the structure and facade of the building and the building systems), except, however, that the foregoing obligation to maintain and repair shall not apply in any respect to any public portions of the building, to the extent same (a) constitute or relate to Tenant's Work (as hereinafter defined), or (b) become subject to maintain or repair by reason of Tenant's acts or omissions. Except tat if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition at Tenant's own cost and expense, and shall cause the same to be covered by the Insurance provided for hereafter in Article 8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein, and the sidewalks adjacent thereto, and at its sole cost and expense, make all non-structural repairs thereto at and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in article 9 hereof.

Window Cleaning:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of
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Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, and with respect to the portion of the sidewalk adjacent to the premises. If the premises are on the street level, whether or not arising out of Tenant's use or manner of use whereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect hereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall pay all costs, expenses, fines, penalties or damages which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter
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affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lease or by any mortgages, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, for loss of or damage to any property of Tenant by theft or otherwise, not for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other Tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi-public work. Tenant agrees, at Tenant's sole cost and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefore, Owner may secure or pay the charges for any such policy or policies and charge the Tenant at additional rent therefor. Tenant shall indemnify and have harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant on condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by Counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or if at least thirty-five (35%) percent of the building shall be damaged and Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Notwithstanding the provisions of the foregoing sentence, Owner shall not have the right to terminate this lease by reason of damage to the building so long as the demised premises are not materially damaged or rendered unusable to the extent of at least thirty-five (35%) percent. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of
(b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. Should Owner fail to substantially repair and restore the demised premises within ninety (90) days following its receipt of notice from Tenant as to the occurrence and nature of such casualty, then Tenant may, within thirty
(30) days after the expiration of said ninety (9) day period, terminate this lease by written notice to Owner. Notwithstanding the foregoing sentence, should Owner, prior to commencing such repair and restoration, notify Tenant that such
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work will be substantially completed by a date designated in such notice which will occur after the expiration of said ninety (90) day period (which designated date, however, will occur no later than one hundred eighty (180) days following Owner's receipt of the aforesaid notice from Tenant as to the occurrence and nature of such casualty), Tenant shall notify Owner within twenty (20) days following its receipt of such notice that it elects to either cancel this lease as of the expiration of such ninety (90) day period or waive such right to cancel hereunder. Any failure by Tenant to respond to Owner within said twenty
(20) day period shall be deemed to be an election by Tenant to waive such right to cancel. In the event Tenant waives such right to cancel and Owner thereafter fails to commence diligently the performance of such repair and restoration or thereafter fails diligently to complete same, Tenant may, thirty (30) days following delivery of notice to Owner and Owner's continued failure within said thirty (30) day period to commence diligently or to proceed diligently and continuously, complete such repair and restoration, and Owner shall remain liable for the reasonable cost of such work, subject, however, to the further provisions of this Article 9; the foregoing right of Tenant, however, shall be extended for such period of time that Owner's failure to perform as aforesaid is attributable to strikes, lockouts, labor difficulties, or any other cause beyond Owner's control, it being agreed that Owner's lack of funds shall not be deemed a cause "beyond Owner's control." Notwithstanding anything contained in this
Article 9, in the event that substantial repair and restoration of the demised premises is delayed by reason of delays caused or occasioned by Tenant, Tenant agrees that (a) the aforesaid ninety (90) day period (or if applicable, the aforesaid one hundred eighty (180) day period or thirty (30) day period) shall be extended for the period of such delay, (b) should Tenant be entitled to a rental abatement for the duration of such delay, (c) Tenant shall not be entitled to exercise the foregoing right to complete the repair and restoration of the demised premises, for the duration of any such delay, and (d) Tenant shall reimburse Owner for all additional costs incurred by Owner by reason of any material interference by Tenant with such repair and restoration. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises or promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinafter shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall, however, have the right to seek compensation from the condemning authority for the value of Tenant's alterations, installations, fixtures and furnishings affected by such taking.

Assignment, Mortgage, Etc.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, not underlet, or suffer to permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

     12. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to access the demised premises in any emergency at any time, and, at other reasonable times on reasonable prior notice to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building of which Owner may elect to perform in the premises following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are within the walls. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours on reasonable prior notice for the purpose of showing the same to prospective purchasers of mortgages of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may during said six months period, place upon the premises the notice "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall nave on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building All vaults and vault space and all the such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of Articles 2 or 37 hereof, or of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events:

(1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any estate or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part t hereof be re-let by the Owner or for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudge the right of the Owner to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.


Default:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease or if the demised premises become vacant or deserted, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant, or if this lease be rejected under Section 365 of Title II of the U.S. Code (Bankruptcy Code), then upon Owner serving a written ten (10) days notice upon Tenant in the event of a default in the fulfillment of any covenant for the payment of rent or additional rent and upon the expiration of said ten (10) days without Tenant's having complied or remedied such default or, as to any other default by Tenant under this Lease, upon Owner serving a written thirty (30) days notice upon Tenant specifying the nature of said default and upon the expiration of said thirty (30) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said thirty (30) day period, and if Tenant shall not have diligently commenced curing such default within such thirty (30) day period and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written ten (10) days notice of cancellation of this lease upon Tenant, and upon the expiration of said ten
(10) days, this lease and the term thereunder shall end and expire fully and completely as if the expiration of such ten (10) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

          (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid, then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Owner and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner'[s option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy shall not preclude Owner from any other remedy in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease and if Tenant shall fail to cure such default within a reasonable period following notice by Owner (it being agreed, however that such period shall in no event exceed thirty (30) days unless such default be of a nature that same cannot be completely cured within said thirty (30) days, in which event such period shall in no event exceed the period of time that Tenant, proceeding with reasonable diligence and good faith may require to cure same) then, unless otherwise provided elsewhere in this lease Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any actions or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefore, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages. Notwithstanding the provisions of this Article 15, Owner shall be authorized to perform any obligation of Tenant hereunder without the delivery of notice as aforesaid in any emergency situation or if the delay occasioned by such notice period might subject Owner to civil penalties or fines or criminal liability or might materially prejudice Owner.

No Representations By Owner:

     20. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same as is and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

     21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property except as otherwise set forth in Article 3 hereof. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     22. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure To Give Possession:

     23. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified at the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute an express provision to the contrary within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

     24. The failure of Owner to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed in acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

     25. It is mutually agreed by and between Owner and Tenant that the respective parties herein shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant. Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform:

     26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have ben or are affected by war or other emergency, or when, in the judgement of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alterations or improvements.

Bills and Notices:

     27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or such other address as Tenant may specify by written notice to Owner, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant or two (2) business days after the mailing of same. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice. Tenant shall be entitled to designate one 91) additional party to receive a copy of each notice of default which may be delivered by Owner pursuant to Article 17 hereof, it being agreed that Tenant shall designate such party by written notice delivered pursuant to the provisions of this Article 27 setting forth the name and address of such additional party and its relationship to Tenant.

Water Charges:

     28. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measures Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assess, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

     29. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $250 on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Heat, Cleaning:

     30. As long as Tenant is not in default under any of the covenants of this lease Owner shall, if and insofar as existing facilities permit furnish heat to the demised premises such days as Tenant is open for business, from 8:00 a.m. to 2:00 a.m., or such lesser time as Tenant may request, which heat shall be furnished as follows: (a) as to the basement level, to the perimeter of such space at a location chosen by Owner, and (b) as to the ground floor level, to the currently existing radiator system at such space (it being agreed that should Tenant alter, modify or replace such radiator system, Owner's obligation shall be to furnish heat solely to the perimeter of such space at a location chosen by Owner). Notwithstanding the foregoing, Owner shall not be required to furnish heat as aforesaid to the demised premises until the date on which Owner is notified by Tenant that Tenant has commenced the operation of its business at the demised premises (the "Heat Notification Date"); however, Owner shall, between the date hereof and the Heat Notification Date, use its best efforts to furnish heat as aforesaid to the ground floor level of the demised premises on weekdays from 9:00 a.m. to 5:00 p.m. Tenant shall at Tenant's expense, keep demised premises clean and in order, to the satisfaction to Owner, and if demised premises are situated on the street floor, Tenant shall, at Tenant's own expense, make all repairs and replacements to the sidewalks and curbs adjacent thereto, and keep said sidewalks and curbs free from snow, ice, dirt and rubbish. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such times as Owner may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the reasonable judgment of Owner, are necessary for the proper operation of the building.

Security:

     31. Tenant has deposited with Owner the sum of $75,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent. Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. Such amount shall be held by Owner in a money-market account at a federally insured depository institution and all interest earned thereon (less a 1% annual administrative charge to Owner) shall be paid to Tenant annually. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

     32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

     33. The term "Owner" as used in this lease means only the Owner, or the mortgagee in possession for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 30 hereof), Sundays and all days designated as holidays by the applicable building service employees service contract or by the applicable Operating Engineer contract with respect to HVAC service.

Adjacent Excavation -- Sharing:

     34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person contracted or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall of the building of which demised premises form a part from injury, damage and support the same by proper foundations without claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

     35. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe fully and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations Owner or Owner's agents may from time to time adopt. Notwithstanding any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision by the New York office of the American Arbitration Association. Such determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless same shall be asserted by service of a notice in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in the lease contained shall be construed to impose upon Owner an obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease as against any other tenant. Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

     36. Tenant shall replace, at its own expense, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Should Tenant fail to replace such glass within fifteen (15) days following notice by owner to do so, Owner shall have the right, at the expense of Tenant, to replace same.

Pornographic Uses Prohibited:

     37. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any other or pornographic purposes or any sort of compromise sex establishment. Tenant agrees that Tenant will not permit any obscene or pornographic material on the premises and shall not permit or conduct any obscene, nude, or semi-nude performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called rubber goods show or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublettor or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material defined for purposes of this Article as any written or pictorial with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law (S)235.00.

Estoppel Certificate:

     38. Tenant, at any time, and from time to time with at least 10 days prior notice by Owner, shall acknowledge and deliver to Owner, and/or any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same are in full force and effect as modified and stating the modifications and stating the dates which the rent and additional rent have been paid, and stating whether or not there exists any defaults to Owner under this lease, and, if so, specifying each such default and any other statements reasonable.

Successors and Assigns:

     39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors and assigns as otherwise provided in this lease, their assigns.

*requested by Owner. Owner, at any time and from time to time, upon at least 10 days prior notice by Tenant, shall execute, acknowledge and deliver to Tenant, and/or to any other person, firm or corporation specified by Tenant, a statement certifying to the matters described above in Article 38; however, Owner shall not be required to deliver such statement more than twice during any 12-month period during the term hereof.


     IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and time first above written.

                                       CABLE BUILDING ASSOCIATES


                                       -------------------------



                                       HOUSTON CINEMA, INC.


                                       /s/ Joseph Saleh
                                       -------------------------
                                       V.P.

     RIDER TO LEASE DATED MARCH 4, 1988 BETWEEN CABLE BUILDING ASSOCIATES, AS OWNER, AND HOUSTON CINEMA, INC., AS TENANT.

     40.  TERM.  (a) The term of this lease shall commence on March 15, 1988
          ----
(the "Commencement Date") and shall end on December 31, 2008 (the "Expiration
      -----------------                                            ----------
Date") or on such earlier date upon which the term of this lease shall expire or
----
be cancelled or terminated pursuant to any of the terms, conditions or covenants of this lease or pursuant to law.

               (b) If the Commencement Date or Expiration Date occurs on a day other than the first day of a calendar month, the Fixed Rent for such partial calendar month shall be prorated.

               (c) Anything contained herein to the contrary notwithstanding, provided that Tenant shall not be in default hereunder, beyond the expiration of the applicable grace period, if any, Fixed Rent shall be abated as follows: (a) for the period from the first day of the calendar month immediately following the Approval Date (hereinafter defined) (the "Abatement Commencement Date") to and including the date which is the nine-month anniversary (less one day) of the Abatement Commencement Date, Fixed Rent shall be fully abated; and (b) for the period from the nine-month anniversary of the Abatement Commencement Date to and including the fifteen-month anniversary (less one day) of the Abatement Commencement Date, Fixed Rent shall be abated in the amount of $6,000 per month. As used in this Article 40, the term "Approval Date" shall mean the date upon which the Buildings Department (hereinafter defined) (i) gives final approval(s) allowing the construction by Tenant of the Initial Tenant Work (hereinafter defined) in accordance with the Initial Plans (hereinafter defined), and (ii) accepts an application for a "public assembly" permit for the demised premises in accordance with the applicable provisions of Local Law 41, subject to Tenant's completion of the Initial Tenant Work in accordance with the Initial Plans.

     41.  USE AND OCCUPANCY.  Supplementing the provisions of Article 2 of this
          -----------------
lease:

               (a) Tenant agrees that during the first two (2) years and four and one-half (4-1/2) months of the term of this lease, it shall use, occupy, operate and maintain the basement level of the demised premises throughout the term of this lease as a first-class motion picture theatre only. Should Tenant thereafter desire to use the basement level of the demised premises for any other purpose, it shall first obtain the prior written consent of Owner. In its request for such other use, Tenant shall inform Owner in writing as to the exact nature and duration of such use. Owner agrees that it shall not unreasonably withhold its consent to such other use of the basement level. Notwithstanding anything herein contained, under no circumstances shall Tenant use the basement level or any part thereof for the sale or service of food or beverages (except for food sold by Tenant or concessionaires for movie theatre patrons only) or as a nightclub, discotheque or cabaret.

               (b) Tenant agrees to use, occupy, operate and maintain the ground floor level of the demised premises throughout the term of this lease as either a first-class motion picture theatre and/or as a cafe restaurant. Should Tenant desire to use the ground floor level of the demised premises for any other purpose, it shall first obtain the prior written consent of Owner. In its request for such other use, Tenant shall inform Owner in writing as to the exact nature and duration of such use. Owner agrees that it shall not unreasonably withhold its consent to such other use of the ground floor level.

               (c) Tenant agrees to use, occupy and maintain the demised premises throughout the term of this lease in a high grade and reputable manner and in a manner which shall not detract from the character, appearance or dignity of the Building. Tenant further agrees not to (i) engage in any unethical method of business operation, (ii) use or permit to be used the sidewalks or other space outside the demised premises for any display, sale or similar undertaking or storage, unless in each instance Tenant as acquired all necessary permits in connection with the foregoing and has complied with all laws, rules and regulations pertaining thereto, or (iii) use or permit to be used any loudspeaker, phonograph or other sound system or advertising device which may be heard outside the demised premises. Tenant acknowledges that Owner's damages resulting from any breach of the provisions of Articles 2 and 37 hereof or of this Article are difficult, if not impossible, to ascertain and by law or the provisions of this lease, Owner shall be entitled to enjoin Tenant from any violation of said provisions.

               (d) Tenant shall not at any time use or occupy the demised premises or the Building, or suffer or permit anyone to use or occupy the demised premises, or do anything in the demised premises or the Building, or suffer or permit anything to be done in, brought into or kept on the demised premises, which (i) violates the certificate of occupancy for the demised premises, if any, or for the Building; (ii) causes or is liable to cause injury to the demised premises or the Building or any equipment, facilities or systems therein; (iii) constitutes a violation of the laws and requirements of any public authorities or the requirements of insurance bodies; (iv) impairs or tends to impair the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; (v) constitutes a nuisance, public or private; (vi) makes unobtainable from reputable insurance companies authorized to do business in New York State any fire insurance with extended coverage, or liability, elevator, boiler or other insurance at standard rates (for buildings containing a motion picture theatre) required to be furnished by Owner under the terms of any mortgages covering the demised premises; or (vii) discharges objectionable fumes, vapors or odors into the Building's flues or vents or otherwise in such manner as may offend other tenants or occupants of the Building.

               (e) If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in or adjacent to the demised premises or any part thereof, including without limitation any "public assembly" permit in accordance with the applicable provisions of Local Law 41, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Owner for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit.

               (f) Tenant shall not use the demised premises or any part thereof for the exhibition of pornographic motion pictures; however, Tenant may exhibit motion pictures at the demised premises which are similar to those motion pictures then being shown at public theaters operated by such companies as United Artists, the Walter Reade Organization, Lincoln Plaza, Cineplex and Film Forum.

               (g) Should Tenant use the ground floor level of the demised premises as a cafe restaurant, it shall at its own cost and expense install and maintain all necessary exhaust vent systems for cooking and other apparatus utilized; in connection with the foregoing, Owner agrees that it shall designate an area of the Building in which Tenant may reasonably extend its exhaust vent system, it being agreed that any such extension shall be performed at Tenant's sole cost and expense and otherwise in accordance with the provisions of this lease and that Tenant shall be solely responsible for the repair and maintenance of such system. It is the specific intention of the parties that the other portions of the Building shall not in Owner's reasonable judgment be affected or disturbed in any way by smoke, fumes or odors emanating from the demised premises. Tenant shall at its own cost and expense install and maintain in the demised premises such systems which may be required by the Fire Department of the City of New York or any other applicable governmental authority and shall comply with any applicable governmental rules, regulations and ordinances.

               (h) Tenant's failure to maintain the installations required under subparagraph (g) above to the reasonable satisfaction of the Owner or to remedy promptly and cure after notice from Owner any violation of applicable governmental rules, regulations or ordinances with respect to smoke, fumes or odors caused by Tenant's use of the demised premises shall constitute a breach of a material and substantial obligation by Tenant under this lease and Owner shall have the right either to perform at the expense of the Tenant any work which it deems necessary in order to cure, reduce or eliminate such disturbance (including, but not limited to, the extension of any exhaust vent system to the roof or any other portion of the Building) or to avail itself of any other rights or remedies provided for herein or at law in the event of a default by Tenant hereunder.

               (i) So long as Tenant serves or allows liquor or other alcoholic beverages at the demised premises, Tenant shall at all times observe, perform and comply with the New York State liquor and alcoholic beverage control laws and the rules, regulations, orders and requirements of all federal, state and municipal bodies having jurisdiction over the sale and use of liquor and alcoholic beverages. Any breach or violation by Tenant of its obligations under this subparagraph shall constitute a default under this lease and shall entitle Owner, at its option, to exercise all rights and remedies provided for hereunder in the event of Tenant's default. Owner makes no representations or warranties whatsoever as to whether Tenant may legally serve or allow liquor or other alcoholic beverages at the demised premises.

               (j) Notwithstanding the provisions of subparagraph (b) hereof, Tenant shall not use, or suffer or permit anyone to use, the demised premises or any part thereof, for a cafeteria, self-service restaurant, luncheonette, coffee shop, pizza parlor, salad bar, fast food restaurant or establishment selling food or beverages for off-premises consumption. The foregoing shall not prohibit Tenant from allowing the operation of a typical concession stand to sell food and beverages to movie theatre patrons at the demised premises.

               (k) Except as may otherwise be set forth herein, Tenant acknowledges that Owner makes no representations or warranties whatsoever as to the ability of Tenant to use the demised premises for any specific purpose. Should Tenant desire a change in use of the ground floor level in accordance with subparagraph (b) hereof, it shall be solely responsible for the performance of all proposed alterations, installations, additions and improvements and for obtaining all necessary permits or changes in the certificate of occupancy affecting the Building; all of such proposed alterations, installations, additions and inspections shall be performed by Tenant in strict accordance with Articles 3 and 49 hereof.

     42.  TAXES.  A.  The terms defined below shall for the purposes of this
          -----
lease have the meanings herein specified:

               (i) "Taxes": All real estate taxes, sewer rents, water frontage charges (unless the demised premises are separately metered for water consumption), and assessments, special or otherwise, levied, assessed or imposed by the City of New York or any other taxing authority upon or with respect to the building containing the demised premises and the land thereunder (the "Land") and all taxes assessed or imposed with respect to the rentals payable
 ----
hereunder other than general income and gross receipts taxes (except that general income and gross receipts taxes shall be included if covered by the provisions of the following sentence). Taxes shall also include any taxes, charges or assessments levied, assessed or imposed by any taxing authority in addition to or in lieu of the present method of real estate taxation, provided such substitute taxes, charges and assessments are computed as if the Building were the sole property of the Owner subject to said substitute tax, charge or assessment. Tenant hereby waives any right to institute or join in tax certiorari proceedings or other similar proceedings contesting the amount or validity of any Taxes.

               (ii) "Base Tax Year" shall mean the fiscal tax year commencing on July 1, 1989 and ending June 30, 1990.

               (iii) "Base Taxes" shall mean the Taxes payable for the Base Tax Year.

               (iv) "Tax Year" shall mean each period of twelve (12) months, commencing on the first day of July of each such period, in which occurs any part of the term of this lease or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

               (v) "Tax Statement" shall mean an instrument or instruments setting forth the amount payable by Tenant for a specified Tax year pursuant to this Article.

               (vi) "Tenant's Tax Percentage" shall mean six and eight-tenths (6.8%) percent.

          B. If Taxes payable for any Tax Year or any part thereof shall exceed the Base Taxes, Tenant shall pay to Owner as Additional Charges an amount (herein called the "Tax Payment) equal to Tenant's Tax Percentage of the amount
                    -----------
by which the Taxes for such Tax Year are greater than the Base Taxes, which amount shall be payable as hereinafter provided.

          C. The Tax Payment shall be payable by Tenant, in its entirety, as an Additional Charge, within ten (10) days after Tenant shall have received a Tax Statement from Owner. Notwithstanding the foregoing, Tenant shall be allowed to make such payments to Owner in similar installments as Taxes are payable by Owner provided, however, that (1) such payments shall in each instance be delivered to Owner by the later to occur of (A) ten (10) days following receipt by Tenant of the applicable bill from Owner; or (B) five (5) days prior to the due date by which Owner or its agent must pay the affected installment to the City of New York without the applicability of any grace period. Owner's failure to render a Tax Statement with respect to any Tax Year shall not prejudice Owner's right thereafter to render a Tax Statement with respect to any such Tax Year nor shall the rendering of a Tax Statement prejudice Owner's right thereafter to render a corrected Tax Statement for that Tax Year.

          D. If the amount of Taxes payable during the Base Tax Year is reduced by final determination of legal proceedings, settlement or otherwise, the reduced amount of such Taxes shall determine the amount of the Tax Payment pursuant to this Article. The Tax Payment theretofore paid or payable under this Article shall be recomputed on the basis of such reduction, and the Tenant shall pay to Owner as Additional Charges within ten (10) days after being billed therefore, any deficiency between the amount of the Tax Payment theretofore computed and the amount thereof due as a result of such recomputation.

          E. In the event Taxes for any Tax Year or part thereof shall be reduced after Tenant shall have paid Tenant's Tax Percentage of any increase thereof in respect of such Tax year, Owner shall set forth in the first Tax Statement thereafter submitted to Tenant the amount of such refund and the amount of the legal fees and other expenses incurred in connection with the collection of the refund; and, provided that Tenant is not then in default under this lease, beyond the applicable grace period, if any, Tenant shall receive a credit against the installment or installments of rent next falling due equal to Tenant's Tax Percentage of the amount by which the refund exceeds said fees and expenses, but in no event shall the credit exceed the amount of the Additional Charges paid by Tenant with respect to Taxes for said Tax Year.

          F. The expiration or termination of this lease during any Tax Year for any part or all of which there is a Tax Payment due under this Article shall not affect the rights or obligations of the parties hereto respecting such Tax Payment and any Tax Statement relating to such Tax Payment may, on a pro rata basis, be sent to Tenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination. Any payments due under such Tax Statement shall be payable within ten (10) days after such statement is sent to Tenant.

     43.  PORTER'S WAGE ESCALATION.
          ------------------------

          (a) The terms defined below shall for the purposes of this Article have the meanings herein specified:

               (i) "R.A.B." shall mean the Realty Advisory Board On Labor Relations, Incorporated, or its successor.

               (ii) "Local 32B-32J" shall mean Local 32B-32J of the Building Service Employees International Union, AFL-CIO, or its successor.

               (iii) "Class A Office Buildings" shall mean office buildings in the same class or category as the building under any agreement between R.A.B. and Local 32B-32J, regardless of the designation given to such office buildings in any such agreement.

               (iv) "Labor Rates" shall mean a sum equal to the regular hourly wage rate required to be paid to Others (hereinafter defined) employed in Class A Office Buildings pursuant to an agreement between R.A.B. and Local 32B-32J (exclusive of fringe benefits); provided, however, that if, as of January 1st of any Operation Year, any such agreement shall require Others in Class A Office Buildings to be regularly employed on days or during hours when overtime or other premium pay rates are in effect pursuant to such agreement, then the term "regular hourly wage rate", as used in this subsection shall mean the average hourly wage rate for the hours in a calendar week during which Others are required to be regularly employed; and provided, further, that if no such agreement is in effect as of January 1st of any Operation Year with respect to Others, then the term "regular hourly wage rate", as used in this subsection shall mean the regular hourly wage rate actually paid to Others employed in the Building by owner or by an independent contractor engaged by Owner.

               (v) "Others" shall mean that classification of employees engaged in the general maintenance and operation of Class A Office Buildings most nearly comparable to the classification now applicable to "others" in the current agreement between R.A.B. and Local 32B-32J.

               (vi) "Base Labor Year" shall mean the calendar year commencing January 1989.

               (vii) "Base Labor Rates" shall mean the Labor Rates in effect for the Base Labor Year.

               (viii) "Owner's Statement" shall mean an instrument or instruments setting forth the amount of any additional rent payable by Tenant for a specified Operation Year.

               (ix) "Operation Year" shall mean each calendar year, subsequent to the calendar year 1989, in which occurs any part of the term of this lease.

          (b) If the Labor Rates in effect for any Operation Year (any part or all of which falls within the term) shall be grater than the Base labor Rates, then for such Operation Year and continuing thereafter until a new Owner's Statement is rendered to Tenant with respect to Operating Payments (hereafter defined), Tenant shall pay to Owner an amount equal to the sum of (a) six thousand one hundred eighty (6,180) multiplied by one (1) times the number of cents (inclusive of any fractions of a cent) of such increase; and (b) ten thousand (10,000) multiplied by one-half (1/2) times the number of cents (inclusive of any fractions of a cent) of such increase (collectively, "Operating Payment").
 -----------------

          (c) Owner may furnish to Tenant, prior to the commencement of each Operation Year, a written statement setting forth Owner's reasonable estimate of the Operating Payment for the next Operation Year. Tenant shall pay to Owner on the first day of each month during such Operation Year, an amount equal to one-twelfth of Owner's estimate of the Operating Payment for such Operation Year. If, however, Owner shall not furnish any such estimate for an Operation Year or, if Owner shall furnish any such estimate for an Operation Year subsequent to the commencement thereof, then (a) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Owner on the first day of each month an amount equal to the monthly sum payable by Tenant to Owner under this Article in respect of the last month of the preceding Operation Year; (b) after such estimate is furnished to Tenant, Owner shall give notice to Tenant stating whether the installments of the Operating Payment previously made for such Operation Year are greater or less than the installments of the Operating Payment to be made for such Operation Year, in accordance with such estimate, and (i) if there shall be a deficiency, Tenant shall pay the amount thereof within 10 days after demand therefor, or (ii) if there shall have been an overpayment, Owner shall refund to Tenant the amount thereof; and (c) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout the remainder of such Operation Year, Tenant shall pay to Owner an amount equal to one-twelfth (1/12th) of the Operating Payment shown on such estimate.

          (d) Owner shall furnish to Tenant an Owner's Statement for each Operation Year; such Owner's Statement shall be furnished by Owner no later than the latter to occur of (A) the date which is 90 days following the expiration of the affected Operation Year, or (B) the date which is 30 days following Owner's receipt of written notice from Tenant requesting the Owner's Statement, which notice may be sent by Tenant no earlier than the final day of the affected Operation Year. (i) If Owner did not furnish to Tenant a statement of estimated Operating Payment under the preceding subparagraph (c), then Tenant shall pay to Owner, within 15 days of the furnishing of Owner's Statement, the Operating Payment for the Operation Year. (ii) If Owner has furnished to Tenant a statement of the estimated Operating Payment under the preceding subparagraph
(c), then if the Owner's Statement shall show that the sums paid by Tenant under subparagraph (c) exceeded the Operating Payment to be paid by the amount of such excess simultaneously with the rendition of such Owner's Statement; and if the Owner's Statement for such Operation Year shall show that the sums so paid by Tenant were less than the Operating Payment to be paid by Tenant for such Operation Year, Tenant shall pay the amount of such deficiency within 15 days after demand therefor.

     44.  FUEL ESCALATION.  Tenant agrees to pay a sum equal to Six and Eight-
          ---------------
Tenths (6.8%) Percent per annum of the increased difference of the cost of fuel oil (including sales or other taxes thereon) for as many gallons supplied to the Building, of which the demised premises form a part, as compared to the cost of sixty ($.60) cents per gallon. Payment to Owner shall be due and payable as and when bills are rendered and shall be deemed additional rent and collectible as such. Bills to be rendered for periods are at Owner's discretion. In the event Owner, at its option, elects to change the fuel presently used for the Building to any other type of fuel, then and in that event, the Tenant agrees to pay a share equal to Six and Eight-Tenths (6.8%) Percent per annum of the increased cost of such other fuel supplied to the Building for the term of the within lease based upon the cost of sixty ($.60) cents per gallon. Payment to Owner shall be due and payable as and when bills are rendered accompanied by evidence that the fuel bills have been paid by Owner and shall be deemed additional rent and collectible as such.

     45.  COMPLIANCE WITH LAWS.  If any capital improvement is made to the
          --------------------
Building or the Land thereunder during any calendar year during the term in compliance with requirements of any Federal, state or local law or governmental regulation (other than requirements currently in effect which have not been complied with by Owner, which Owner agrees it shall comply with at its sole cost and expense), then Tenant shall pay to Owner, immediately upon demand therefor, Tenant's Tax Percentage of the reasonable annual amortization, with interest at the rate of 10% per annum, of the cost of such improvement in each calendar year during the term during which such amortization occurs.

     46.  ATTORNMENT AND NOTICE TO OWNER.  Supplementing the provisions of
          ------------------------------
Article 7 of this lease:

          A. If at any time or times during the term of this lease, (i) the Owner of the demised premises shall be the holder of a leasehold estate covering premises of which the demised premises are a part, and if such leasehold estate shall expire or terminate for any reason, or (ii) if the Building, Land or the Owner's aforesaid leasehold estate shall be affected by a mortgage, then Tenant shall, at the election and upon demand of any owner of the premises of which the demised premises are a part, or of any mortgagee in possession thereof, attorn to any such owner or mortgagee upon the terms and conditions set forth herein for the remainder of the term of this lease. The foregoing provisions shall inure to the benefit of any such owner or mortgagee and shall, in the even of any such election and demand, be self-operative without the necessity of the execution of any further instruments; but Tenant agrees upon the demand of any such owner or mortgagee to execute, acknowledge and deliver any instrument or instruments confirming such attornment. The foregoing provisions shall not be construed to limit or preclude any other rights which such owner or mortgagee may then have under law or otherwise.

          B. In the event of an act or omission or alleged act or omission by Owner which would give Tenant the right to terminate this lease or to abate the payment of rent or to claim a partial or total eviction, Tenant shall not exercise any such right unless (i) Tenant shall first have given written notice of such act or omission to Owner and to the holder of any mortgage on the Building (whose name and address shall previously have been furnished to Tenant) and (ii) neither Owner nor any mortgagee shall have commenced to cure such act or omission within a reasonable period of time following the giving of such notice (which reasonable period shall in no event be less than the period to which owner would be entitled under this lease or otherwise, after similar notice, to effect such remedy).

          C. Owner agrees that promptly after the execution of this lease, in the event this lease shall be in full force and effect and without default by Tenant, it shall request the holder of any current mortgage encumbering the Building and the Land

("Superior Mortgage") to enter into an agreement substantially to the effect that so long as Tenant is in full compliance with the terms, covenants and conditions of this lease, its possession of the demised premises shall not be disturbed in the event of a foreclosure of such Superior Mortgage (such agreement from a holder of a Superior Mortgage, or, if applicable, a lessor under a Superior Lease (hereinafter defined) being hereinafter called a "Non-Disturbance Agreement"). If Owner is unable in good faith to obtain such a Non-Disturbance Agreement within fifteen (15) days from the date hereof, it shall notify Tenant and Tenant shall, by notice delivered to Owner within twenty (20) days thereafter, have the right to terminate this lease. Failure by Tenant to notify Owner within said twenty (20)-day period shall be deemed an election by Tenant to waive any further right to terminate this lease under this Section C.

          D. Owner agrees that so long as this lease shall be in full force and effect, the subordination of this lease as set forth in Article 7 hereof shall be conditioned upon Owner's compliance with the following provisions: (i) should Owner hereafter enter into any Superior Mortgage and Tenant is not then in default hereunder beyond the applicable grace period, if any, same shall contain a covenant on the part of the holder thereof (or such holder shall provide in a separate document) substantially to the effect that so long as Tenant is in full compliance with the terms, covenants and conditions of this lease, its possession of the demised premises shall not be disturbed in the event of a foreclosure under such Superior Mortgage; and (ii) should Owner hereafter enter into any ground or underlying lease ("Superior Lease") and Tenant is not then in default hereunder beyond the applicable grace period same shall contain a covenant on the part of the lessor thereunder (or such lessor shall provide in a separate document) substantially to the effect that so long as Tenant is in full compliance with the terms, covenants and conditions of this lease, its possession of the demised premises shall not be disturbed in the event of the termination of such Superior Lease.

          E. If required by the holder of a Superior Mortgage or the lessor under a Superior Lease, Tenant shall promptly shall join in any Non-Disturbance Agreement in such form as prepared by holder of such Superior Mortgage or Superior Lease to indicate its concurrence with the provisions thereof and its agreement, in the event of a foreclosure of such Superior Mortgage or the termination of such Superior Lease, as the case may be, to attorn to such holder or lessor, as the case may be, as Tenant's landlord hereunder and such other terms and conditions reasonably requested by the holder of any such Superior Lease or Superior Mortgage.

          F. Owner represents that there is no Superior Lease currently affecting the demised premises.

     47.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          A. Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise (a) assign or otherwise transfer this lease or the term and estate hereby granted, or advertise to do so referring to the name or address of the Building, (b) sublet the demised premises or advertise to do so referring to the name or address of the building, or allow the same to be used, occupied or utilized by anyone other than Tenant, (c) mortgage, pledge, encumber or otherwise hypothecate this lease or the demised premises or any part thereof in any manner whatsoever or (d) permit the demised premises or any part thereof to be occupied, or used for desk space, mailing privileges or otherwise, by any person other than Tenant, without in each instance obtaining the prior written consent of Owner.

          B. (i) Tenant expressly covenants and agrees that a transfer of more than fifty percent (50%) (at any one time or, in the aggregate from time to time) of the shares of any class of the issued and outstanding stock of Tenant, its successors or assigns or the issuance of additional shares of any class of its stock to the extent of more than 50% of the number of shares of said class of stock issued and outstanding at the time that it became the tenant hereunder or the sale or transfer of more than 50% of the partnership, joint venture or other unincorporated association interests of Tenant, its successors or assigns shall constitute an assignment of this lease and, unless in each instance the prior written consent of Owner has been obtained, shall constitute a default under this lease and shall entitle Owner to exercise all rights and remedies provided for herein in the case of default.

               (ii) Notwithstanding the provisions of subsection (i) above, Owner shall not unreasonably withhold its consent to the sale in a single transaction of all of the issued and outstanding shares of stock of Tenant (or, if applicable, the sale in a single transaction of all of the partnership, joint venture of other unincorporated association interests of Tenant), provided that
(i) Tenant shall not then be in default after the expiration of the applicable grace period, if any, in the performance of any obligations on its part to be performed hereunder; (ii) the shareholders (or, if applicable, the holders of unincorporated interests) of Tenant shall each have furnished Owner with notice of their desire to sell such stock (or, if applicable, unincorporated interests), which notice shall be accompanied by (A) conformed or photostatic copies of all proposed transfer documents, the effective date of which shall be at least thirty (30) days after the giving of such notice; (B) a statement setting forth in reasonable detail the identity of the proposed purchaser(s) of such shares (or, if applicable, other unincorporated interests) and such proof as Owner may reasonably require evidencing that said purchaser(s) are experienced in the business being conducted at the demised premises as permitted under the terms of this lease, are of sound financial condition considering the responsibilities involved and are of good character; and (iii) the shareholders (or, if applicable, holders of unincorporated interests) of Tenant shall reimburse Owner on demand for any reasonable costs that may be incurred by Owner in connection with said sale of shares (or, if applicable, unincorporated interests), including, without limitation, the costs of making investigations as to the acceptability of said proposed purchaser(s) and legal costs incurred in connection with the granting of such requested consent.

               (iii) Notwithstanding the provisions of subsection (i) hereof, the shareholders (or, if applicable, holders of unincorporated interests) of Tenant may without Owner's consent transfer their interests to any members(s) of the immediate family of Joseph Saleh or to a trust for the sole benefit of Joseph Saleh or to any entity at least 50% of which is owned and controlled by Joseph Saleh and/or such immediate family member(s) or trust. The foregoing right to transfer shall be subject to the following provisions: (A) Tenant shall not then be in default after the expiration of the applicable grace period, if any, in the performance of any obligations on its part to be performed hereunder; and (B) Tenant shall have furnished to Owner conformed or photostatic copies of all transfer documents within ten (10) days following execution thereof. As used in this subparagraph (iii), the term "immediate family" shall refer only to the spouse, sister, brother or children of Joseph Saleh.

          C. If this lease be assigned, whether or not in violation of the provisions of this lease, Owner may collect rent from the assignee. If the demised premises are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this lease, Owner may, after default by Tenant, and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Owner may apply the net amount collected to the Fixed Rent and Additional Charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section A, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this lease. The consent by Owner to a particular assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered a consent by Owner to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Article. References in this lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants and those claiming under or through subtenants but shall also include licensees and others claiming under or through Tenant, immediately or remotely.

          D. Any assignment or transfer, whether made with Owner's consent pursuant to Section A or Section G or without Owner's consent pursuant to Section B, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Owner an agreement in form and substance reasonably satisfactory to Owner whereby the assignee shall assume the obligations of this lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in Section A shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of Fixed Rent and/or Additional Charges by Owner from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Fixed Rent and Additional Charges and for the other obligations of this lease on the part of Tenant to be performed or observed.

          E. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Owner extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Owner to enforce any of the obligations of this lease.

          F. The listing of any name other than that of Tenant, whether on the doors of the demised premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this lease or in the demised premises, nor shall it be deemed to be the consent of Owner to any assignment or transfer of this lease or to any sublease of the demised premises or to the use or occupancy thereof by others.

          G. Notwithstanding the provisions of Section A of this Article 47, Owner hereby agrees that it shall not unreasonably withhold or delay its consent to an assignment of Tenant's entire interest under this lease (and Owner further agrees that should such assignment constitute a conditional assignment pending the full payment by the proposed assignee of the purchase price for

Tenant's business, it shall not unreasonably withhold its consent to a simultaneous interim subletting of the entire demised premises to such assignee), subject, however, to the following terms and conditions:

               (i) Tenant shall not then be in default, after the expiration of the applicable grace period, if any, in the performance of any obligations on its part to be performed hereunder;

               (ii) Such assignment (and, if applicable, interim sublease) shall be entered into at least one (1) year following the Commencement Date:

               (iii) Such assignment (and if applicable, interim sublease) shall be made in connection with the sale by Tenant of all or substantially all of its assets at the demised premises to the assignee, which assets shall include, without limitation, Tenant's good will and all of Tenant's business inventory and trade fixtures;

               (iv) Tenant shall have furnished Owner with notice of its desire to assign this lease (and, if applicable, sublet the entire demised premises), which notice shall be accompanied by (a) a conformed or photostatic copy of the proposed assignment (and, if applicable, the interim sublease), the effective or commencement date of which shall be at least thirty (30) days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee and the principals thereof and such proof as Owner may reasonably require evidencing that the proposed assignee or such principals thereof (A) are experienced in the business being conducted at the demised premises as permitted under the terms of this lease, (B) are of sound financial condition considering the responsibilities involved; (C) are of good character; and (D) if such assignee is a partnership, corporation or other entity, such entity is validly formed, is qualified to transact business in the State of New York and has duly authorized the signatories to sign all documents on its behalf so as to bind the assignee; and (C) a statement setting forth in reasonable detail the nature of the proposed assignee's business and its proposed use of the demised premises:

               (v) The proposed assignee (or subtenant) shall use the demised premises only as permitted by the terms of this lease;

               (vi) Upon the effective date of such assignment (and, if applicable, upon the commencement date of such interim sublease), Tenant shall deliver to Owner, as additional security hereunder, to be held by Owner in accordance with Article 31 hereof, a sum equal to one (1) monthly installment of the then Fixed Annual Rent;

               (vii) The form of the proposed assignment (and, if applicable, the interim sublease) shall be in form reasonably satisfactory to Owner and shall comply with the applicable provisions of this Article;

               (viii) Tenant shall reimburse Owner on demand for any reasonable costs that may be incurred by Owner in connection with said assignment (and, if applicable, the interim sublease), including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee, and legal costs incurred in connection with the granting of any requested consent;

               (ix) The proposed assignee is not entitled, directly or indirectly, to diplomatic or sovereign immunity and is subject to the service of process in, and the jurisdiction of the courts of, New York State; and

               (x) Tenant shall not have advertised the availability of the demised premises referring to the name or address of the Building.

          H. Owner hereby agrees that it shall not unreasonably withhold or delay its consent to a subletting by Tenant of all or part of the ground-level floor portion or the basement level portion of the demised premises, provided and upon condition that:

               (i) Tenant shall not then be in default after the expiration of the applicable grace period, if any, in the performance of any obligations on its part to be performed hereunder;

               (ii) In Owner's reasonable judgment the proposed subtenant is engaged in a business and the demised premises will be used in a manner which
(a) is in keeping with the then standards of the Building, (b) is limited to the use permitted by the terms of this lease, and (c) will not violate any negative covenant as to use contained in any other lease of space in the Building;

               (iii) The proposed subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Owner has been furnished with reasonable proof thereof;

               (iv) The proposed sublessee is not entitled, directly or indirectly, to diplomatic or sovereign immunity and is subject to the service of process in, and the jurisdiction of the courts of, New York State;

               (v) The form of the proposed sublease shall be in form reasonably satisfactory to Owner and shall comply with the applicable provisions of this Article;

               (vi) There shall not at any one time be more than two (2) subtenants of the entire demised premises;

               (vii) Tenant shall reimburse Owner on demand for any reasonable costs that may be incurred by Owner in connection with said sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed subtenant, and legal costs incurred in connection with the granting of any requested consent; and

               (viii) Tenant shall not have advertised the availability of the demised premises referring to the name or address of the Building.

               (ix) Tenant may during the term hereof, without obtaining Owner's prior consent, permit part of the basement level space to be used by a third party for the operation of a customary concession stand for the sale of food and beverages to movie theatre patrons; for the purposes of subsection (vi) of Section H hereof, such third party shall not constitute a "subtenant" of the demised premises. The foregoing, however, is subject to the following terms and conditions: (A) only one such concession stand shall be allowed at any one time during the term hereof; and (B) Tenant shall deliver to Owner a full and complete copy of the agreement between Tenant and such third party establishing such use, in each case at least ten (10) days following the execution thereof.

          I. In the event that (a) Owner consents to a proposed assignment or sublease, and (b) Tenant fails to execute and deliver the assignment or sublease to which Owner consented within 90 days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of Sections B, G or H, as the case may be, before assigning this lease (and, if applicable, entering into a simultaneous interim sublease) or subletting all or any part of the ground-level of the demised premises.

          J. With respect to each and every sublease or subletting authorized by Owner under the provisions of this lease, it is further agreed:

               (i) No subletting shall be for a term ending later than one day prior to the expiration date of this lease.

               (ii) No sublease shall be valid, and no subtenant shall take possession of the demised premises until an executed counterpart of such sublease has been delivered to Owner.

               (iii) Each sublease shall provide that it is subject and subordinate to this lease and to the matter to which this lease is or shall be subordinate, and that in the event of termination, re-entry or dispossess by Owner under this lease Owner may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Owner's option, attorn to Owner pursuant to the then executory provisions of such sublease, except that Owner shall not (a) be liable for any previous act or omission of Tenant under such sublease, (b) be subject to any offset not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (c) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent.

          K. In no event shall Tenant be entitled to make, nor shall Tenant make any claim, and Tenant hereby waives any damages by way of set-off, counterclaim or defense, based upon any claim or assertion by Tenant that Owner has unreasonably withheld or unreasonably delayed any consent or approval to a proposed assignment or subletting as provided for above, but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

          L. If Tenant is a partnership (or is comprised of two (2) or more persons, individually and/or as co-partners of a partnership) or if Tenant's interest in this lease shall be assigned to a partnership (or to two (2) or more persons, individually and/or as co-partners of a partnership) pursuant to this Article (any such partnership and such persons are referred to in this section as "Partnership Tenant"), the following provisions of this section shall apply
    ------------------
to such Partnership Tenant: (i) the liability of each of the general partners comprising partnership Tenant shall be joint and several, and (ii) each of the general partners comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this lease, in whole or in part, or surrendering all or any part of the demised premises to Owner or renewing or extending this lease and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising

Partnership Tenant, and (iii) if Partnership Tenant shall admit new general partners, all of such new general partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed.

          M. Each subletting shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Notwithstanding any such subletting and/or acceptance of rent or additional rent by Owner from any subtenant, Tenant shall and will remain fully liable for the payment of the Fixed Rent and Additional Charges due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the demised premises by Tenant or any person claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article.

          N. Supplementing the foregoing provisions of this Article 47, provided Tenant is not in default under the terms of this lease, beyond the applicable grace period, if any, Owner agrees that Tenant shall have the right to assign, pledge or hypothecate, this lease to a lending institution as security for financing obtained by Tenant from such institution. A copy of such assignment, pledge or hypothecation, shall be submitted forthwith to Owner.

          O. Notwithstanding anything contained in this Article 47 to the contrary, and except as provided in Paragraph 47 N., Tenant shall not enter into any agreement to assign this Lease or sublet the basement space or any part thereof until the substantial completion by Tenant of the Initial Tenant Work (hereinafter defined).

     48.  INSURANCE.  Supplementing the provisions of Articles 8 and 9 of this
          ---------
lease:

          A. Tenant, at its expense, shall maintain at all times during the term of this lease public liability insurance in respect of the demised premises and the conduct or operation of business therein, with Owner and its managing agent, if any, and Owner's lessor(s) and mortgagee(s) whose names and addresses shall previously have been furnished to Tenant, as additional named insureds, with limits of not less than $5,000,000 combined single limit bodily injury and property damage liability. Tenant shall deliver to Owner and any additional named insured such fully paid-for policies or certificates of insurance, in form reasonably satisfactory to Owner issued by the insurance company or its authorized agent, at least 10 days before the commencement date. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Owner and any additional named insured such renewal policy or a certificate thereof at least 30 days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State, and all such policies shall contain a provision whereby the same cannot be cancelled or modified unless Owner and any additional named insured are given at least 20 days' prior written notice of such cancellation or modification.

          B. Owner may from time to time require that the amount of the insurance to be maintained by Tenant under Section A be increased, so that the amount thereof reasonably protects Owner's interest.

          C. Tenant and Owner shall secure (if available) an appropriate clause in, or an endorsement upon, each of their respective insurance policies covering or applicable (in the case of Tenant) to the demised premises and the personal property, fixtures and equipment located therein or thereon and the Building (in the case of Owner), pursuant to which Owner and Tenant's respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under said insurance policy. The waiver of subrogation or permission for waiver of any claim obtained by Tenant shall extend to Owner and its agents and employees and each mortgagee of Owner.

     49.  TENANT'S WORK AND ALTERATIONS.  Supplementing the provisions of
          -----------------------------
Article 3 of this lease:

          A. Tenant shall make no changes or alterations in or to the demised premises of any nature without Owner's prior written approval. Prior to commencing any work in the demised premises, Tenant shall submit to Owner for Owner's written approval complete drawings, plans and specifications (herein collectively referred to as "Tenant's Plan") for the improvements and
                             -------------
installations to be made by Tenant (herein collectively referred to as "Tenant's
                                                                        --------
Work"). Tenant's Plan shall be fully detailed and shall show complete
----
dimensions, shall not be in conflict with Owner's basic plans for the Building, shall not require any changes in the structure of the Building and shall not be in violation of any laws, orders, rules or regulations of any governmental department or bureau having jurisdiction of the demised premises.

          B. (i) Within twenty (20) days after submission to Owner or Tenant's Plan, Owner shall either approve same or shall set forth in writing the particulars in which Owner does not approve same, in which latter case Tenant shall, within ten (10) days after Owner's notification, return to Owner appropriate corrections thereto. Such corrections shall be subject to Owner's approval. Tenant shall pay to Owner, promptly upon being billed and as Additional Charges, any charges or expenses Owner may incur in reviewing Tenant's Plan. Tenant agrees that any review or approval by Owner of Tenant's Plan is solely for Owner's benefit, and without any representation or warranty whatsoever to Tenant with respect to the adequacy, legality, correctness or efficiency thereof or otherwise. Owner agrees that it shall not unreasonably withhold or delay its consent to Tenant's Plan or any revisions thereof.

               (ii) Notwithstanding the foregoing provisions of this Article 49, following completion by Tenant of the Initial Tenant Work (hereinafter defined), Owner's consent shall not be required hereunder for any subsequent Tenant's Work, subject, however, to the following terms and conditions: (a) prior to commencing any such work, Tenant shall submit to Owner the Tenant's Plan; (b) in its performance of Tenant's Work, Tenant shall comply fully with applicable provisions of Article 3 and this Article 49; and (c) such Tenant's Work shall not affect the public portions or systems of the Building or otherwise affect the structural integrity of the Building.

          C. Following compliance by Tenant with its obligations under the foregoing sections of this Article, Tenant shall timely commence Tenant's Work in order to complete same within a reasonable period of time. Tenant's Work shall be diligently pursued and shall be performed in a good and workmanlike manner.

          D. Tenant agrees that in the performance of Tenant's Work (i) that Tenant shall comply with any reasonable work schedule, rules and regulations proposed by Owner, its agents or employees, (ii) that the labor employed by Tenant shall be harmonious and compatible with the labor employed by Owner in the Building, it being agreed that if in Owner's judgment the labor is incompatible Tenant shall forthwith upon Owner's demand withdraw such labor from the demised premises, (iii) that Tenant shall procure and deliver to Owner workmen's compensation, public liability, property damage and such other insurance policies, in such amounts as shall be reasonably acceptable to Owner in connection with Tenant's Work, and shall upon Owner's request cause Owner to be named as an insured thereunder, (iv) that Tenant shall hold Owner harmless from and against any and all claims arising from or in connection with any act or omission of Tenant or its agents or employees, (v) that Tenant's Work shall be performed in accordance with the approved Tenant's Plan and in compliance with the laws, orders, rules and regulations of any governmental department or bureau having jurisdiction of the demised premises, and (vi) that Tenant shall promptly pay for Tenant's Work in full and shall not permit any lien to attach to the demised premises or the Building.

          E. (i) Upon Owner's approval of Tenant's Plans (if required hereunder) and the selection by Tenant of all final bids in connection with Tenant's Work, Tenant shall submit to Owner the full estimated cost for such work certified by Tenant's architect. The determination of such full estimated cost shall be subject to Owner's approval, not to be unreasonably withheld.

               (ii) Upon a final determination being made of the estimated cost of Tenant's Work, as provided in subsection (i) above, should such estimated cost of Tenant's Work exceed the aggregate sum of One Hundred Seventy-Five Thousand ($175,000) Dollars, Tenant shall, prior to Tenant's commencing any work, deliver to Owner, to secure the prompt and proper completion of Tenant's Work, a cash deposit or an irrevocable, unconditional, negotiable letter of credit, issued by and drawn on a bank or trust company in a form reasonably satisfactory to Owner, in an amount equal to the aggregate of (A) the aforesaid final cost estimate and (B) ten (10%) per cent of such sum. Such letter of credit shall be for one year and shall be renewed by Tenant each and every year until Tenant's Work is completed and shall be delivered to Owner not less than 30 days prior to the expiration of the then current letter of credit. Failure to deliver such new letter of credit on or before said date shall be a material breach of this lease and Owner shall have the right, inter alia, to present the
                                                     ----- ----
then current letter of credit for payment. Notwithstanding the foregoing, Tenant shall have the right from time to time (but not more frequently than once each 30 days) to reduce the face amount of said letter of credit, subject in each instance to the following provisions: Tenant may in each instance reduce the then face amount of the letter of credit by an amount equal to the sum of receipted invoices from contractor(s) delivered to Owner, which invoices shall be accompanied by lien waivers to the extent of such requested reduction, provided, however, that at no time shall the face amount of said letter of credit be less than a sum equalling 110% of the remaining sum certified from time to time by Tenant's architect to be necessary to complete such Tenant's Work.

               (iii) Upon (A) the completion of Tenant's Work in accordance with the terms of this Article and (B) the submission to Owner of proof evidencing the payment in full for Tenant's Work, the letter of credit (or the balance of the proceeds thereof, if Owner has drawn on said letter of credit) shall be returned to Tenant.

               (iv) Upon the Tenant's failure to properly perform, complete and fully pay for Tenant's Work, as reasonably determined by Owner, Owner shall be entitled to draw down on the letter of credit to the extent it deems necessary in connection with Tenant's Work, the restoration and/or protection of the demised premises or the Building and the payment or satisfaction of any costs, damages or expenses in connection with the foregoing and/or Tenant's obligations under this Article.

               (v) Upon a final determination being made of the estimated cost of Tenant's Work, as provided in subsection (i) above, should such estimated cost of Tenant's Work exceed the aggregate sum of One Hundred Seventy-Five Thousand ($175,000) Dollars, Tenant shall, prior to Tenant's commencing any work, also deliver to Owner, as further security for the prompt and proper completion of Tenant's Work, an absolute and unconditional guaranty of payment and performance executed by Joseph Saleh, in form and substance reasonably satisfactory in all respects to Owner, which document shall guarantee (A) Tenant's performance of Tenant's Work free and clear of all liens, and (B) the payment by Tenant of all sums which may be owing under subparagraph (e) of
Article 56 hereof. Upon (A) the completion of Tenant's Work in accordance with the terms of this Article and (B) the submission to Owner of proof evidencing the payment in full for Tenant's Work, the aforesaid guaranty shall be returned to Tenant. In the even that his Lease is assigned to a corporation or partnership in which Joseph Saleh is not a director, stockholder, officer or partner, as the case may be, Owner agrees that the foregoing provisions of this subsection (v) shall not apply to Tenant's Work (other than the Initial Tenant's
Work) to be performed by such assignee, it being agreed, however, that all other terms and conditions of this Article 49 shall apply fully to such Tenant's Work to be performed by such assignee, except that the dollar figure "$175,000" set forth in subsection E(ii) of this Article 49 shall be reduced to "$50,000." The parties hereto acknowledge and agree that the provisions of the immediately preceding sentence shall not apply in any respect to an assignee of Tenant pursuant to Section B(iii) of Article 47 hereof.

          F. (i) Owner represents and warrants that under existing zoning rules and regulations the demised premises permit the use thereof for motion picture theatre(s), and that, subject to compliance with all other building codes, rules and regulations ("Regulations"), the preliminary plans heretofore submitted by Tenant to Owner entitled "Proposed Building-A Six Theatre Complex-Soho Theatre Center" (Drawings A-1 to and including A-5) prepared by Michael Schimenti P.C. and initialled by Tenant (collectively, the "Schimenti Plans") will not violate existing zoning rules thereby (subject to compliance with Regulations) permitting use of the demised premises for motion picture theatre(s). In the event Tenant determines that the foregoing representation is not true in all material respects, then either party may elect to terminate this Lease, provided, however, such election is made in writing not later than thirty days after submission by Tenant of the Initial Plans (hereinafter defined) to the Buildings Department (hereinafter defined). Failure by either party to exercise its right to cancel as provided for in this subparagraph F(i) shall constitute a waiver of such party's right to terminate this Lease pursuant to this subparagraph F(i).

               (ii) Owner hereby approves the Schimenti Plans subject, however, to Tenant's compliance with the provisions of Article 3 hereof and this Article
49. Tenant agrees that Owner's approval of such initialled preliminary plans is without any representation or warranty whatsoever to Tenant with respect to the adequacy, legality, correctness or efficiency thereof or otherwise.

          G. Tenant agrees that in connection with the Tenant's Work to be performed in order to prepare the demised premises for Tenant's occupancy ("Initial Tenant Work"), it shall, within ninety (90) days from the date of execution and delivery (free of escrow) hereof, submit to Owner all of Tenant's architectural drawings and such other plans or drawings as may be required to be submitted to the New York City Department of Buildings (the "Buildings Department") in order for Tenant to commence construction of the Initial Tenant Work (collectively, the "Initial Plans"). Within ten (10) days following its receipt of the proposed Initial Plans, Owner shall notify Tenant as to either its approval of such plans or such changes thereto as Owner determines are reasonably necessary; within ten (10) days following its receipt from Owner of any reasonable proposed changes, provided such changes do not (i) substantially increase the cost of the Initial Tenant Work, or (ii) reduce the proposed aggregate searing capacity of the motion picture theatre(s) described in the Initial Plans by more than fifty (50) seats, or (iii) reduce the number of proposed motion picture theatre(s) at the demised premises, Tenant shall cause its architect to make such changes to such plans and again submit same to Owner for its approval. Within five (5) days following Owner's notifying Tenant as to its approval of the Initial Plans, Tenant shall deliver the Initial Plans to the Buildings Department for the latter party's approval. The parties hereto agree that they shall each cooperate in connection with the prompt application to the Buildings Department for approval of the Initial Plans, it being agreed that same shall be done at Tenant's sole cost and expense. Should the Buildings Department thereafter require changes to the Initial Plans, provided such changes do not (i) substantially increase the cost of the Initial Tenant Work, or (ii) reduce the proposed aggregate seating capacity of the motion picture theatre(s) described in the Initial Plans by more than fifty (50) seats, or (iii) reduce the number of proposed motion picture theatre(s) at the demised premises to four (4) or fewer (provided that the Initial Plans shall have provided for at least five (5) such theaters), Tenant shall promptly cause its architect to make such changes and submit the revised Initial Plans to the Buidlings Department, subject to Owner's consent, which shall not be unreasonably withheld or delayed. Should the Buildings Department approve the Initial Plans as herein provided, Tenant shall perform the Initial Tenant Work in full accordance with the provisions of this lease, including without limitation, Article 3 and this Article 49. Notwithstanding anything herein contained, should the Buildings Department fail to approve the Initial Plans and accept the application for a public assembly permit within 60 days from the date that the Initial Plans are initially submitted, Tenant shall have the right to cancel this lease by notice delivered to Owner within 15 days thereafter, in which event this lease shall terminate on the date which is 30 days following the delivery of such notice as if such termination date was the date originally set forth as the expiration date of this lease and Owner shall return all unapplied security deposits and prepaid rent, provided same have not been applied by Owner by reason of Tenants default hereunder. Notwithstanding the foregoing sentence, should the failure by Tenant to comply with the provisions of this Section (G) result in the failure by the buildings Department to approve the Initial Plans within the aforesaid 60-day period, Tenant shall not be entitled to terminate this lease as aforesaid.

          H. Should Tenant, as part of the Initial Tenant Work, elect to install an elevator at the demised premises, which installation is approved by Owner in accordance with the provisions of this Article 49, Owner shall reimburse Tenant for the cost of such elevator installation in an amount equal to the lesser of (i) fifty (50%) percent of the cost of such installation, or
(ii) fifty thousand ($50,000) Dollars, which reimbursement shall be delivered within fifteen (15) days following compliance by Tenant with each of the following terms and conditions:

               (a) Tenant shall have supplied to Owner evidence reasonably satisfactory to Owner establishing (1) that the aforesaid elevator installation has been completed, (2) the cost thereof, (3) that all sums due and owing to contractors, subcontractors and materialmen have been paid (it being acknowledged by Owner that original receipted invoices from such parties shall be deemed satisfactory evidence as to such payment), and (4) that Tenant otherwise complied with the provisions of Article 3 hereof and this
Article 49 in connection with the performance and completion of such elevator installation; and

               (b) Tenant shall not then be in default under the terms of this lease beyond the applicable grace period, if any.

          I. All fixtures and equipment installed or used by Tenant in the Premises (except for moveable fixtures and equipment and built-in movie theatre seats) shall be fully paid for by Tenant in cash and shall not be subject to conditional bills of sale, financing statement or other title retention agreements.

     50.  REPAIRS.  Supplementing the provisions of Article 4 of this lease:
          -------

          Owner shall maintain and repair the public portions of the Building, both exterior and interior (excluding the exterior and interior of all windows, plate glass, showcases, doors, door frames and bucks). Tenant, throughout the term of this lease, shall take good care of the demised premises, the fixtures and appurtenances therein (including, without limitation, the sprinkler system and any other equipment installed y Tenant in accordance with the provisions of
Article 29 hereof, and all installations required for the furnishing to the demised premises of the services enumerated in Article 51 hereof), and the store front and entrance doors thereto and, at Tenant's sole cost and expense, shall clean the sidewalks and curbs adjacent to the demised premises and make all non-structural repairs thereto and to the demised premises (including the exterior and interior of all windows, plate glass, showcases, doors, door frames and bucks) as and when needed to preserve the same in good working order and condition. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, or to the sidewalks or curbs adjacent to the demised premises, whether requiring structural or non-structural repairs, caused by or resulting from (i) the moving of Tenant's fixtures, furniture and equipment or (ii) any act, omission, neglect or improper conduct of, or alterations made by, Tenant, Tenant's servants, employees, invitees or licensees, shall be repaired promptly, either by Owner at Tenant's sole cost and expense, or, at Owner's option, by Tenant at Tenant's sole cost and expense, to the satisfaction of Owner. All the aforesaid repairs shall be of a quality or class equal to the original work or construction and shall be made in accordance with the provisions of Articles 3 and 49 hereof. If Tenant, within 20 days following written notice by Owner, fails to commence the performance of any repairs required to be made by Tenant hereunder or if Tenant thereafter fails to diligently prosecute the performance of such repairs to full completion, the same may be made by owner, and the expenses thereby incurred by Owner shall be collectible as Additional Charges. Tenant shall give Owner prompt notice f any defective condition in any mechanical, electric, sanitary, plumbing, utility or other service system (or any part thereof) located in, servicing or passing through the demised premises and Owner shall thereafter repair such condition, subject, however, to the further provisions of this lease. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein.

     51.  SERVICES.  A.  Except as otherwise provided herein, Owner shall have
          --------
no obligation to furnish to the demised premises cleaning services, electric energy, water, air-conditioning, ventilation, gas or any other service or utility. Tenant shall obtain air-conditioning, ventilation, gas and any other services or utilities required by Tenant at Tenant's sole cost and expense and in compliance with the applicable provisions of (i) all rules, regulations and statutes promulgated by any governmental or quasi-governmental authority having jurisdiction over the Building, (ii) all rules and regulations of Owner and any public utility or other company furnishing such service or utility, and (iii) this lease, including, without limitation, Article 3 hereof. Tenant shall install, maintain, operate and repair the ventilating, air-conditioning, and exhaust systems located or to be located in the demised premises at Tenant's sole cost and expense, and shall obtain and keep in full force and effect during the term of this lease a service contract, with a reputable contractor or contractors, to maintain the ventilating, air-conditioning and exhaust systems located or to be located in the demised premises. Tenant shall deliver to Owner a duplicate copy of each such service contract within sixty (60) days of the Commencement Date, and shall renew each such contract, and deliver a duplicate copy of such renewal to Owner, no later than ten (10) days prior to the expiration of the term of each contract. If Tenant shall fail to obtain or maintain the service contracts required pursuant to this Section A, Owner may obtain and maintain the same, and the cost thereof shall be collectible by Owner as Additional Charges. Upon the expiration or earlier termination of the term of this lease, Tenant shall surrender to Owner such ventilating, air-conditioning and exhaust systems and all equipment and fixtures used in connection therewith in as good order and condition as the same were in when installed, reasonable wear and tear excepted.

          B. (i) Tenant, at Tenant's sole cost and expense, shall (a) keep the demised premises in good order, (b) cause the demised premises and the store front, the entrance door or doors and all glass surfaces (interior and exterior) and any entrance areas (including service entrances) to be cleaned at regular intervals (but not less frequently than weekly), (c) keep the sidewalk and curb directly in front of the demised premises clean (and not at any time sweep any refuse, rubbish or dirt into the gutters or streets), (d) cause Tenant's refuse and rubbish to be kept completely out of view (except when the same is being taken to the location of collection) and removed daily from the demised premises and the Building, but in no event between the hours of 8:30 a.m. and 8:00 p.m. on business days, and (e) cause any portions of the demised premises used for storage, preparation, service or consumption of food or beverages to be exterminated against infestation by vermin, roaches or rodents on a regular basis. Tenant shall cause the removal of such refuse and rubbish and the furnishing of cleaning and exterminating services to be performed in accordance with all reasonable applicable rules and regulations of Owner, and shall not permit any person to enter the demised premises or the Building for such purposes, other than persons first approved by Owner.

               (ii) If Tenant shall use any portion of the demised premises for the sale of food or beverages, whether for consumption within or outside the demised premises, Tenant shall cause all refuse and rubbish in the demised premises to be stored in sealed, watertight, metal containers having rubber wheels and bumpers so fashioned as to prevent damage to the demised premises and the Building. Notwithstanding the foregoing, Tenant shall have the right to cause all rubbish and refuse to be stored in plastic containers or bags so long as same are at all times sealed and water tight so that no spillage whatsoever occurs therefrom. In addition, Tenant shall not suffer or permit Tenant's employees or any persons making deliveries to or from the demised premises or removing refuse and rubbish therefrom, to leave any food, refuse and rubbish containers or other matter standing upon the streets or sidewalks adjacent to the Building (subject, however, to the provisions of clause (d) of the preceding subparagraph (i) hereof). If Tenant shall fail to comply with the foregoing provisions of this subparagraph, Owner, in addition to all other remedies provided in this lease and at law, may remove any food, refuse and rubbish containers and other matter so left standing, without any liability on the part of Owner therefor, and the cost thereof shall be collectible as Additional Charges. If the demised premises shall have an appurtenant service entrance, Tenant shall cause all deliveries to and from the demised premises and refuse and rubbish removal to be made through such service entrance.

          C. Tenant shall arrange to obtain electric energy directly from the public utility servicing the Building and understands and agrees that Owner shall not be obligated to furnish the same to Tenant. Such electric energy may be furnished to Tenant by means of the then existing Building electric systems to the extent that, in Owner's opinion, the same are available, suitable and safe for such purposes. All meters, submeters and all additional panel boards, feeders, risers, wiring, and other conductors and equipment which may be required to obtain electric energy shall be installed by Tenant (to the extent the same are not already installed in the demised premises), at Tenant's sole cost and expense, and the installation thereof shall be subject to Owner's approval and performed in accordance with all other provisions of Articles 3 and 49 hereof. Tenant shall, simultaneously with each payment to the public utility company of electrical charges for the demised premises, pay to Owner as Additional Charges a sum equal to five (5%) percent of each electrical bill; Tenant, shall, simultaneously with each payment to Owner of such Additional Charges, include a copy of the corresponding electrical bill.

          D. Within 90 days following receipt by Owner of Tenant's request, which shall be made no later than nine (9) months from the date hereof, Owner shall during the remainder of the term hereof supply water from the cooling tower on the roof above the Building to the perimeter of the demised premises for Tenant's air-conditioning system, which water shall be supplied during Tenant's ordinary business hours. Tenant shall pay to Owner, as additional rent hereunder, the sum of $25,000 per annum for its receipt of such water, which sum shall be payable in equal monthly installments simultaneously with Tenant's payments of fixed rent hereunder. In addition, Tenant shall pay to Owner as additional rent all of Owner's costs for operation of the cooling tower beyond Tenant's ordinary business hours (it being acknowledged that for the purposes hereof, Tenant's "ordinary business hours" shall be on such days as Tenant is open for business from 8:00 a.m. to 2:00 a.m.; should a dispute arise between the parties as to the amount of such additional rent, Tenant shall nevertheless be required to pay the amount billed, but same shall be resolved by a court of competent jurisdiction; it being agreed that if such court shall find that Owner overcharged Tenant, Owner shall refund to Tenant the amount of such overcharge, together with interest thereon from the date of payment to the date of repayment at the rate of 15% per annum. Tenant shall install all equipment required to utilize such water, including but not limited to, air-conditioning units, ducts, lines, meters, pumps, connections and vents solely at its own cost and expense, and shall maintain all such equipment in accordance with the provisions of Article 3 and Article 49 hereof. Should Tenant fail to submit its request for Owner to supply water as aforesaid within nine (9) months following the date hereof, Tenant shall be deemed to have waived its right to receive such water during the term of this lease.

          E. Within 90 days after the execution and delivery (free of escrow) of this Lease, Tenant shall have the right to elect that Owner refrain from supplying heat to Tenant during the hours set forth elsewhere in this Lease. If Tenant shall timely so elect, then (i) Owner shall have no further obligation to supply heat to the Premises during the term hereof, (ii) the first sentence of
Article 30 and the provisions of Article 44, (Fuel Escalation) hereof shall be
                                              ---------------
of no further force or effect, and (iii) provided Tenant is not then in default under this lease beyond the applicable cure period, if any, Owner shall, within ten (10) days after receipt of notice from Tenant as to such election, contribute the sum of $15,000 which Tenant shall apply to pay the hard costs of construction of Tenant's Work.

     52.  INDEMNIFICATION.  Tenant shall indemnify and hold harmless Owner and
          ---------------
Owner's mortgagee and its and their respective partners, directors, officers, agents and employees from and against any and all claims arising from or in connection with (a) the conduct or management of the demised premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Owner) in or about the demised premises during the term of this lease or during the period of time, if any, prior to the commencement date that Tenant may have been given access to the demised premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (except to the extent caused by Owner's negligence) occurring in, at or upon the demised premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this lease; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses. In case any action or proceeding be brought against Owner and/or its mortgagee and/or its or their partners, directors, officers, agents and/or employees by reason of any such claim, Tenant, upon notice from Owner or such mortgagee, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Owner or such mortgagee).

     53.  LATE CHARGE.  In addition to any other remedies Owner
          -----------
may have under this lease, and without reducing or adversely affecting any of Owner's rights and remedies hereunder, if any Fixed Rent, Additional Charges or damages payable hereunder by Tenant to Owner are not paid within seven days following the due date thereof, Tenant shall pay Owner as Additional Charges, o or before the first day of the following month, 6 cents for each dollar so overdue in order to defray Owner's administrative and other costs in connection therewith.

     54.  BROKER.  Tenant covenants, warrants and represents that no broker
          ------
except Spender, Gerard and Schermer, Inc. (the "Broker") was instrumental in
                                                ------
bringing about or consummating this lease and that Tenant had no conversations or negotiations with any broker except the Broker concerning the leasing of the demised premises. Owner covenants, warrants and represents that no broker except the Broker was instrumental in bringing about or consummating this lease and that Owner had no conversations or negotiations with any broker except the Broker concerning the leasing of the demised premises to Tenant. Tenant agrees to indemnify and hold harmless Owner against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by Tenant with any broker other than the Broker. Owner shall pay commissions owing to the Broker pursuant to separate agreement.

     55.  SIGNS.  (a) Tenant shall not install, affix or display any signs,
          -----
canopies, flags, marquees, placards, posters, lights or other material (collectively, "Signs") on the exterior of the Building or on the inner or outer
                -----
faces of the windows or doors of the demised premises without Owner's prior written consent, irrespective of whether the same be temporary or permanent. Owner agrees that such prior written consent shall not be unreasonably withheld and Owner shall notify Tenant as to its consent or rejection within twenty (20) days after its receipt of Tenant's submission as to the location, design, color, size, materials and content of each proposed Sign. If Owner gives such consent, the Signs shall be installed subject to the following terms and conditions:

               (i) The Signs shall be installed and be maintained by Tenant in accordance with applicable law, in a good and safe manner and subject to such reasonable restrictions as Owner may impose;

               (ii) The Signs shall be reasonably satisfactory to Owner in terms of location, design, color, size, materials and content;

               (iii) All fees payable in connection with the installation and maintenance of the Signs and obtaining of required permits therefor shall be paid by Tenant;

               (iv) The signs shall at all times during the term of this lease be kept in good repair by Tenant at Tenant's sole cost and expense; and

               (v) Tenant shall indemnify and hold Owner harmless from any damage, cost, claim, liability or expense (including, without limitation, attorneys' fees) arising out of or in connection with Tenant's failure to comply with the provisions of this paragraph.

               (vi) Nothing herein contained is intended to restrict Tenant's right, without Owner's consent, from time to time to change posters, displays, lettering on marquees and make similar nonstructural changes to reflect changes in films shown at the Premises.

          (b) Subject to the provisions of the foregoing subsection 9a), Owner shall, upon request by Tenant, reasonably cooperate with Tenant in its application for the necessary permits or other required governmental approvals in connection with the Signs. Any such cooperation by Owner shall be at Tenant's sole cost and expense.

          (c) In the event Owner deems it necessary to remove any Signs of Tenant in order to make any repairs, alterations or improvements in, to, or upon, the demised premises or the Building, Owner shall have the right to do so upon not less than 20 days prior notice to Tenant (except that no such notice shall be required in an emergency situation or if the delay occasioned by such notice period might subject Owner to civil penalties or fines or criminal liability or might materially prejudice Owner) provided the same be removed and replaced at Owner's expense promptly upon completion of such repair, alteration or improvement. Any work by owner hereunder shall be performed and completed with due diligence.

          (d) Should Owner hereafter erect any scaffolding at the Building by reason of any work referred to in subsection (c) hereof, it shall not unreasonably withhold its consent to Tenant's affixing temporary Signs on such scaffolding until the replacement of the Signs originally removed. Any such temporary Signs shall be affixed at the sole expense of Tenant.

     56.  MECHANIC'S LIENS.  (a) Tenant shall have no power to do any act or
          ----------------
make any contract which may create or be the foundation for any lien upon the reversion of Owner, the demised premises or the Building and improvements; it being agreed that should Tenant cause any alterations, changes or labor to be performed or material to be furnished therein or thereon, neither Owner nor the demised premises shall under any circumstances be liable for the payment of expenses incurred or for the value of any such work done or material furnished to the demised premises or any part thereof; but all such alterations, changes, additions, improvements and repairs and materials and labor shall be at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers and materialmen furnishing labor and material to said premises and Building, or any part thereof, for or on behalf of Tenant.

          (b) Tenant shall not suffer or permit any mechanic's lien to be filed against the fee ownership (or ground leasehold, if any) of the demised premises nor against Tenant's leasehold interest in said premises, by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or to any occupant of the demised premises claiming by, through or under Tenant. If any such mechanic's lien shall at any time be filed against the demised premises or the land, Building and improvements thereon, Tenant shall, at its own cost and expense, cause the same to be cancelled and discharged of record by surety bond or appropriate cash deposit or otherwise within thirty (30) days after the date of notice to Tenant of filing of the same, and Tenant shall indemnify and save harmless Owner from and against any and all costs, expenses, claims, losses or damages resulting therefrom or by reason thereof.

          (c) Tenant shall also defend on behalf of Owner and the fee at Tenant's sole cost and expense, any action, suit or proceeding which may be brought thereon or for the enforcement of such liens, and Tenant shall pay any damages and satisfy and discharge any judgment entered thereon and save harmless Owner and the fee owner from any claim or damages resulting therefrom.

          (d) If Tenant shall fail to discharge such mechanic's lien within the aforesaid period, then, in addition to any other right or remedy of Owner, Owner may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or by bonding, and in such event Owner shall be entitled, if Owner so elects, to compel the prosecution of any action for the foreclosure of such mechanic's lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor, with interest, costs and allowances.

          (e) Any amount paid by Owner for any of the aforesaid charges and all reasonable legal and other expenses of Owner, including reasonable counsel fees, in defending any such action or in procuring the discharge of said lien, with all necessary disbursements in connection therewith, with interest thereon at the rate of fifteen (15%) percent per annum (but in no event to exceed the maximum legal rate of interest then chargeable to Tenant), from the date of payment, shall be repaid within a period of twenty (20) days after written demand therefor by Owner to Tenant, and the same shall be deemed additional rent payable by Tenant hereunder and collectible as such.

     57.  OWNER'S INITIAL WORK.  A.  Owner shall at its own expense perform the
          --------------------
following work at the demised premises: (a) removal of the single cinder block wall running north-to-south at the basement level; and (b) patch all ceiling holes (collectively, "Owner's Initial Work"). Owner's Initial Work shall be performed by Owner only once, it being understood that Owner's obligation to perform the work is a single, non-recurring obligation.

          B. If for any reason whatsoever Owner's Initial Work shall not have been substantially completed on the date originally set forth herein as the Commencement Date or Owner shall for any reason be unable to deliver possession of the demised premises to Tenant on said date in accordance with the terms of this lease, then notwithstanding anything to the contrary hereinabove contained, the term of this lease shall commence on the date on which said work shall have been substantially completed and Owner is able to so deliver possession, all dates for increases in fixed rent shall be deferred for a like period, and the lease expiration date hereinabove set forth shall be extended by a period of time equal to the period between the date hereinabove set forth as the commencement date of the lease term and the actual commencement date hereof as determined pursuant to this Article. If such dates are so deferred, Owner and Tenant will enter into a supplement to this lease confirming such new dates. Tenant waives any right to rescind this lease under Section 223(a) of the Real Property Law of the State of New York and further waives any damages which may result from any delay in the substantial completion of the aforementioned work or delivery of possession of the demised premises. If Tenant takes possession of the premises prior to the date hereinabove set forth as the date of commencement of the lease term, Tenant's obligation to pay Fixed Rent and Additional Charges hereunder and to observe and perform all other conditions and agreements hereunder shall commence on such earlier date of possession but the term of the lease shall nevertheless expire on the date hereinabove set forth as the date of expiration of the lease term. Notwithstanding the provisions of this Section B, should Owner be unable to deliver possession of the demised premises, with Owner's Initial Work substantially completed, on or before sixty (60) days following the date originally set forth as the Commencement Date hereunder, Tenant shall have the right, to be exercised by notice to Owner delivered within fifteen (15) days following the expiration of such 60-day period, to cancel this lease, in which event (i) the security deposit and the first month's Fixed Rent being delivered simultaneously with the execution of this lease shall be returned promptly to Tenant (ii) Owner shall reimburse Tenant for all architectural, engineering and Environmental Solutions, Ltd. (ESL) expediter fees incurred in connection with this lease or the Premises prior to the date of lease cancellation (but reimbursement for architectural and engineering fees shall not exceed $35,000 in the aggregate), (iii) this lease shall be deemed cancelled and of no further force or effect, and (iv) neither party shall have any claim against the other arising from the execution of this lease.

     58.  MISCELLANEOUS PROVISIONS.  A.  No agreement shall be effective to
          ------------------------
change, modify, waive, release, discharge, terminate or effect an abandonment of this lease, in whole or in part, unless such agreement is in writing, refers expressly to this lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of the abandonment is sought.

          B. Except as otherwise expressly provided in this lease, the obligations of this lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, however, that (i) no violation of the provisions of Article 46 shall operate to vest any rights in any successor or assignee of Tenant.

          C. If Owner or a successor in interest is an individual (which term as used herein includes aggregates of individuals, such as joint ventures, general or limited partnerships or associations), such individual shall be under no personal liability with respect to any of the provisions of this lease, and if such individual is in breach or default with respect to its obligations under this lease, Tenant shall look solely to the equity of such individual in the Land and Building of which the demised premises form a part for the satisfaction of Tenant's remedies and in no even shall Tenant attempt to secure any personal judgment against Owner or against any partner, principals (disclosed or undisclosed), employee or agent of Owner by reason of such default by Owner.

          D. The submission by Owner of the lease in draft form shall be deemed submitted solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force or effect and shall confer no rights nor impose any obligations, including brokerage obligations, on either party unless and until both Owner and Tenant shall have executed the lease and duplicate originals thereof shall have been delivered to the respective parties.

          E. If and to the extent that there is a conflict between the provision contained in the printed portion of the Lease to which this Rider is attached and the provisions contained in this Rider, then the provision contained in this Rider shall govern and be controlling to the extent necessary to resolve such conflict.

          F. If any of the Fixed Rent or Additional Charges payable under the terms and provisions of this lease shall be or become uncollectible, reduced or required to be refunded because of any act or law enacted by a governmental authority, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Owner may request and as may be legally permissible to permit Owner to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction, (a) the Fixed Rent and/or Additional Charges shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and
(b) Tenant shall pay to Owner promptly upon being billed, to the maximum extent legally permissible, an amount equal to (i) the Fixed Rent and/or Additional Charges which would have been paid pursuant to this lease but for such legal rent restriction less (ii) the rents paid by Tenant during the period such legal rent restriction was in effect.

          G. Notwithstanding anything herein contained to the contrary, wherever in this Lease there is a provision for Owner's consent or approval, which consent or approval is not to be unreasonably withheld or delayed, Tenant's sole remedy for Owner's either withholding and/or delaying such consent or approval shall be to commence an action to enforce such provision, or for specific performance, injunction or declaratory judgment and in no event shall Tenant be entitled to make, nor shall Tenant make any claim and Tenant hereby waives any claim for money damages, nor shall Tenant claim any money damages by way of set-off, counterclaim or defense based upon any claim or assertion by Tenant that Owner has unreasonably withheld or unreasonably delayed (or both) any consent or approval.

                                  SCHEDULE "A"
                                  ------------

                                   Fixed Rent


              Period                          Fixed Rent
              ------                          ----------

From March 15, 1988 (subject to the     Three Hundred Fifty-Nine Thousand Two
abatement set forth in Section 40(c)    Hundred Twenty ($359,220) Dollars per
hereof) to June 30, 1991, both dates    annum, payable in equal monthly
inclusive                               installments of Twenty-Nine Thousand
                                        Nine Hundred Thirty-Five ($29,935)
                                        Dollars

From July 1, 1991 to July 31, 1993,     three Hundred Sixty-Nine Thousand Two
both dates inclusive                    Hundred Twenty ($369,220) Dollars per
                                        annum, payable in equal monthly
                                        installments of Thirty Thousand Seven
                                        Hundred Sixty-Eight and 33/100
                                        ($30,768.33) Dollars

From August 1, 1993 to July 31, 1998,   Four Hundred Twenty-four Thousand Six
both dates inclusive                    Hundred Three ($424,603) Dollars per
                                        annum, payable in equal monthly
                                        installments of Thirty-Five Thousand
                                        Three Hundred Eighty-Four ($35,384)
                                        Dollars

From August 1, 1998 to July 31, 2003,   Four Hundred Eighty-Eight Thousand
both dates inclusive                    Two Hundred Ninety-Four ($488,294)
                                        Dollars per annum, payable in equal
                                        monthly installments of Forty
                                        Thousand Six Hundred Ninety-One and
                                        16/100 ($40,691.16) Dollars

From August 1, 2003 to December 31,     Five Hundred Sixty-One Thousand Five
2008, both dates inclusive              Hundred Thirty-Eight ($561,538)
                                        Dollars per annum, payable in equal
                                        monthly installments of Forty-Six
                                        Thousand Seven Hundred Ninety-four
                                        and 83/100 ($46,794.83) Dollars

                               AMENDMENT OF LEASE
                               ------------------

     THIS AGREEMENT (the "Amendment") dated as of the 26th day of December, 1989 between CABLE BUILDING ASSOCIATES, a New York limited partnership having an office at 611 Broadway, New York, New York ("Landlord") and HOUSTON CINEMA, INC., a New York corporation having an office c/o Angelica Films, 1974 Broadway, New York, New York ("Tenant").

                              W I T N E S S E T H

     WHEREAS, by agreement of lease dated as of March 4, 1988, as amended by letter agreement dated March 4, 1988 and letter agreement dated December 20, 1988 (collectively, the "Lease"), Landlord did demise and let to Tenant, and Tenant did hire and take from Landlord, part of the ground floor and basement, as more particularly described in the Lease (the "Demised Premises") in the building known as 611 Broadway, New York, New York (the "Building"), for a term expiring December 31, 2008; and

          WHEREAS, the parties hereto desire to amend the Lease with respect to those matters hereinafter set forth.

     NOW THEREFORE, in consideration of the sum of Ten ($10.00) Dollars paid by Tenant to Landlord and for other good and valuable consideration, the mutual receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows. (For purposes of this Amendment, capitalized terms should have the meanings ascribed to them in the Lease, unless otherwise defined herein).

     1. As of January 1, 1990 (the "Effective Date") and for the remainder of the term of the Lease, there shall be added to and included in the Premises originally demised under the Lease, without further act of the parties, the portion of the Building substantially as shown cross-hatched on the floor plan annexed hereto and made a part hereof as Exhibit A (hereinafter referred to as
                                         ---------
the "Additional Space"), upon and subject to all the covenants, agreements, terms and conditions of the Lease, as supplemented and amended by this Amendment. From and after the Effective Date, wherever the Lease refers to the "Premises" or the "premises" or the "Demised Premises" or "demised premises" such terms shall be deemed to include the Additional Space, unless otherwise provided to the contrary herein.

     2. The provisions of Article 57 of the Lease are not applicable to the Additional Space.

     3. Tenant shall accept the Additional Space "as is" on the Effective Date and Landlord shall not be required to perform any work, install any fixtures or equipment or render any services whatsoever to make the Building or the Additional Space ready or suitable for Tenant's use or occupancy.

     4. As of the Effective Date, the Fixed Rent payable pursuant to "Schedule A" of the Lease shall be increased and the new Fixed Rent shall be as follows:

          a. For the period from the Effective Date to June 30, 1991, both dates inclusive, the Fixed Rent shall be three hundred seventy four thousand two hundred twenty ($374,220) dollars per annum, payable in equal monthly installments of thirty one thousand one hundred eighty-five ($31,185) dollars.

          b. From July 1, 1991 to July 31, 1993 both dates inclusive, the Fixed Rent shall be increased to three hundred eighty four thousand two hundred twenty ($384,220) dollars per annum, payable in equal monthly installments of thirty-two thousand eighteen and 33/100 ($32,018.33) dollars.

          c. From August 1, 1993 to July 31, 1998, both dates inclusive, the Fixed Rent shall be increased to forty three hundred nine thousand six hundred three ($439,603) dollars per annum, payable in equal monthly installments of thirty six thousand six hundred thirty-three and 58/100 ($36,633.58) dollars.

          d. From August 1, 1998 to July 31, 2003, both dates inclusive, the Fixed Rent shall be increased to five hundred three thousand two hundred ninety-four ($503,294) dollars per annum, payable in equal monthly installments of forty one thousand nine hundred forty-one and 17/100 ($41,941.17) dollars.

          e. From August 1, 2003 to December 31, 2008, both dates inclusive, the Fixed Rent shall be increased to five hundred seventy six thousand five hundred thirty-eight ($576,538) dollars per annum, payable in equal monthly installments of forty eight thousand forty-four hundred and 83/100 ($48,044.83) dollars.

     5.  Article 42 of the Lease is hereby amended as follows:

          The term "tenant's tax percentage" as defined in subparagraph (vi) thereof shall be deemed to be seven and one-tenths (7.1%) percent.

     6.  Article 43 of the Lease is hereby amended as follows:

          The number six thousand one hundred eighty (6,180) contained in paragraph (b) thereof shall be deleted and the number six thousand nine hundred twelve (6,912) shall be inserted in its place and stead.

     7.  Article 44 of the Lease is hereby amended as follows:

          a. The percentage of six and eight tenths (6.8%) percent contained in this Article shall be deemed to be seven and one-tenths (7.1%) percent.

     8. Tenant and Landlord covenant, warrant and represent that no broker brought about this Amendment and that neither Tenant nor Landlord had conversations or negotiations with any broker concerning this Amendment and the terms hereof. Tenant and Landlord agree to indemnify and hold harmless, against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys fees and expenses, arising out of any conversations or negotiations had by Tenant or Landlord with any broker.

     9. It is understood and agreed that in addition to Fixed Rent and Additional Charges payable under the Lease, (including, without limitation, Additional Charges payable under Article 51D of the Lease), and this Amendment, Tenant has been paying to Landlord a sum equal one thousand two hundred eighty three and 33/100 ($1,283.33) dollars monthly as Additional Charges for Tenant's use of Landlord's equipment to bring cooling water into Tenant's demised premises. As of the Effective Date, Tenant agrees to and shall continue to deliver to landlord one thousand two hundred eighty-three and 33/100 ($1,283.33) dollars on the first day of the month each month until the Expiration Date of the Lease.

     10. It is specifically understood and agreed that this Amendment shall not be construed as a release or waiver of any claims Landlord may have against Tenant for Tenant's defaults under the Lease which either have occurred, continue to occur or may occur in the future or any other claims Landlord may have against Tenant whether presently the subject of pending litigation proceedings or otherwise. In consideration for Landlord entering into this Amendment, Tenant expressly agrees that this Amendment is not intended to nor shall it prejudice Landlord's claims against Tenant.

     11. Tenant shall be permitted, at Tenant's sole cost and expense, to arrange with all applicable authorities to have all of the vaults, vault space or areas located in and under the Building closed and removed form the tax rolls (hereinafter the "Vault Removal Option"), provided (1) Tenant shall give Landlord written notice of its intention to arrange to close the vaults no less than 365 days prior to the commencement by Tenant of any such actions and/or arrangements to close the vaults along with a copy of Tenant's Plan for Tenant's Work; (ii) Tenant shall not be permitted to exercise such notice until January 1, 1991; (iii) Tenant shall be permitted to exercise the Vault Removal Option only once during the term of the Lease; (iv) any alterations or construction undertaken by Tenant or on behalf of Tenant to close such vaults shall be done pursuant to Articles 3 and 49 of the Lease and (v) Landlord shall approve Tenant's Plan. In the event Tenant has complied with the foregoing requirements, Tenant's Fixed Rent shall be reduced by seven thousand ($7,000) dollars per annum upon written notice to Tenant from Landlord within sixty (60) days from the date Landlord receives satisfactory evidence, in Landlord's sole discretion, that (i) all applicable and required approvals have been issued by any federal, state or municipal authority and/or public utility, the Department of Buildings and/or the Department of Highways, and/or other applicable agency or authority with respect to the closing of the vault, vault space or areas; and
(ii) all of the vaults, vault space or areas in and/or under the Building have been removed whatsoever. Tenant shall deliver, along with such evidence an indemnity, in form satisfactory to Landlord, indemnifying Landlord for any and all charges or costs that may accrue or be charged as a result of such vaults, vault spaces or areas being improperly removed from the tax rolls or not being removed from the tax rolls at all or for construction work improperly or inadequately performed by or on behalf of Tenant.

     12. Tenant shall not record this Amendment, the Lease, or any memorandum thereof.

     13. This Agreement shall not be binding upon Landlord until and unless it is signed by Landlord.

     14. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full and effect. The covenants, agreements, terms,provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors, and except as otherwise provided in the Lease as modified by this Amendment, their respective assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

                                         LANDLORD:

                                         CABLE BUILDING ASSOCIATES

                                         By:
                                            ------------------------------


                                         TENANT:

                                         HOUSTON CINEMA, INC.



                                         By:
                                            ------------------------------